Financial Supplement - Baker Hughes and Baker Hughes Holdings LLC *(unaudited)*

Exhibit 99.1

Table 1. Consolidated Revenue by Reporting Segment and Product Line *(in millions)*

	FY 2019	1Q 2020	2Q 2020	3Q 2020	4Q 2020	FY 2020	1Q 2021	2Q 2021	3Q 2021	4Q 2021	FY 2021	1Q 2022	2Q 2022	3Q 2022
Well Construction	$ 4,222	$ 1,023	$ 767	$ 731	$ 736	$ 3,257	$ 743	$ 800	$ 844	$ 914	$ 3,301	$ 883	$ 936	$ 991
Completions, Intervention & Measurements	4,491	1,112	882	832	788	3,614	716	782	791	817	3,106	781	886	920
Production Solutions	4,175	1,004	762	745	758	3,269	740	777	783	835	3,135	825	866	931
Subsea & Surface Pressure Systems	2,921	712	696	726	712	2,844	628	637	603	619	2,486	528	541	561
Oilfield Services & Equipment	**15,809**	**3,851**	**3,106**	**3,034**	**2,993**	**12,984**	**2,827**	**2,995**	**3,021**	**3,185**	**12,028**	**3,017**	**3,230**	**3,403**
Gas Technology - Equipment	1,958	328	402	663	1,028	2,421	733	795	703	686	2,916	543	556	610
Gas Technology - Services	2,710	557	588	625	704	2,475	573	636	661	829	2,700	581	542	629
Total Gas Technology	4,668	885	990	1,289	1,732	4,896	1,306	1,431	1,364	1,516	5,616	1,124	1,098	1,239
Condition Monitoring	647	136	141	141	163	581	136	147	129	149	562	126	133	131
Inspection	1,189	215	197	220	233	865	204	236	249	259	949	212	257	259
Pumps, Valves & Gears	868	200	172	224	214	809	179	197	198	226	801	221	194	199
PSI & Controls	656	138	130	142	160	570	130	136	131	149	546	136	135	138
Total Industrial Technology	3,360	689	640	727	769	2,824	648	717	708	784	2,857	694	718	728
Industrial & Energy Technology	**8,028**	**1,574**	**1,629**	**2,016**	**2,501**	**7,721**	**1,954**	**2,148**	**2,072**	**2,300**	**8,473**	**1,818**	**1,816**	**1,967**
Total Revenue	**$ 23,838**	**$ 5,425**	**$ 4,736**	**$ 5,049**	**$ 5,495**	**$ 20,705**	**$ 4,782**	**$ 5,142**	**$ 5,093**	**$ 5,485**	**$ 20,502**	**$ 4,835**	**$ 5,047**	**$ 5,369**

Table 2. Oilfield Services & Equipment Geographic Revenue *(in millions)*

	FY 2019	1Q 2020	2Q 2020	3Q 2020	4Q 2020	FY 2020	1Q 2021	2Q 2021	3Q 2021	4Q 2021	FY 2021	1Q 2022	2Q 2022	3Q 2022
North America	$ 5,095	$ 1,139	$ 706	$ 637	$ 625	$ 3,107	$ 681	$ 719	$ 753	$ 751	$ 2,904	$ 823	$ 925	$ 986
Latin America	1,677	454	307	311	374	1,447	379	411	436	454	1,681	440	509	549
Europe/CIS/Sub-Saharan Africa	3,138	768	676	718	684	2,846	649	695	726	795	2,865	660	660	586
Middle East/Asia	5,900	1,489	1,417	1,368	1,310	5,584	1,118	1,170	1,106	1,185	4,579	1,094	1,136	1,282
Oilfield Services & Equipment	**$ 15,809**	**$ 3,851**	**$ 3,106**	**$ 3,034**	**$ 2,993**	**$ 12,984**	**$ 2,827**	**$ 2,995**	**$ 3,021**	**$ 3,185**	**$ 12,028**	**$ 3,017**	**$ 3,230**	**$ 3,403**
North America	$ 5,095	$ 1,139	$ 706	$ 637	$ 625	$ 3,107	$ 681	$ 719	$ 753	$ 751	$ 2,904	$ 823	$ 925	$ 986
International	$ 10,714	$ 2,712	$ 2,400	$ 2,397	$ 2,369	$ 9,877	$ 2,146	$ 2,275	$ 2,269	$ 2,434	$ 9,124	$ 2,194	$ 2,305	$ 2,417

Certain columns and rows in our tables may not sum up due to the use of rounded numbers.

1

Copyright 2022 Baker Hughes Company. All rights reserved.

Baker Hughes

2 Copyright 2022 Baker Hughes Company. All rights reserved. Financial Supplement - Baker Hughes and Baker Hughes Holdings LLC (unaudited) FY 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 FY 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 FY 2021 1Q 2022 2Q 2022 3Q 2022 Oilfield Services & Equipment $ 16,419 $ 3,639 $ 3,110 $ 2,728 $ 2,827 $ 12,304 $ 2,544 $ 3,040 $ 3,136 $ 3,077 $ 11,798 $ 3,270 $ 3,392 $ 3,707 Industrial & Energy Technology 10,555 1,893 1,778 2,378 2,361 8,410 1,996 2,053 2,242 3,579 9,870 3,567 2,467 2,357 Total Orders $ 26,973 $ 5,532 $ 4,888 $ 5,106 $ 5,188 $ 20,714 $ 4,541 $ 5,093 $ 5,378 $ 6,656 $ 21,668 $ 6,837 $ 5,860 $ 6,063 Table 3. Orders by Reporting Segment (in millions) Exhibit 99.1 Certain columns and rows in our tables may not sum up due to the use of rounded numbers.

Financial Supplement - Baker Hughes *(unaudited)*

Exhibit 99.1

Table 4. Reconciliation of Operating Income (Loss) by Segment (GAAP) to EBITDA (non-GAAP) *(in millions)*

Operating Income (loss) by Segment (GAAP)	FY 2019	1Q 2020	2Q 2020	3Q 2020	4Q 2020	FY 2020	1Q 2021	2Q 2021	3Q 2021	4Q 2021	FY 2021	1Q 2022	2Q 2022	3Q 2022
Oilfield Services & Equipment	$ 972	$ 198	$ 31	$ 112	$ 165	$ 506	$ 147	$ 199	$ 204	$ 280	$ 830	$ 213	$ 249	$ 324
Industrial & Energy Technology	1,062	163	190	237	408	998	231	245	304	397	1,177	241	236	282
Segment operating income	2,035	361	221	349	573	1,504	379	444	508	676	2,006	453	485	606
Corporate	(433)	(122)	(117)	(115)	(111)	(464)	(109)	(111)	(105)	(106)	(429)	(105)	(108)	(103)
Inventory impairment	—	(160)	(16)	(42)	(27)	(246)	—	—	—	—	—	—	(31)	—
Goodwill impairment	—	(14,773)	—	—	—	(14,773)	—	—	—	—	—	—	—	—
Restructuring, impairment and other	(342)	(1,325)	(103)	(209)	(229)	(1,866)	(80)	(125)	(14)	11	(209)	(61)	(362)	(230)
Separation related	(184)	(41)	(37)	(32)	(24)	(134)	(27)	(15)	(11)	(8)	(60)	(9)	(9)	(5)
Operating income (loss)	$ 1,074	$ (16,059)	$ (52)	$ (49)	$ 182	$ (15,978)	$ 164	$ 194	$ 378	$ 574	$ 1,310	$ 279	$ (25)	$ 269

Add: Depreciation & Amortization	FY 2019	1Q 2020	2Q 2020	3Q 2020	4Q 2020	FY 2020	1Q 2021	2Q 2021	3Q 2021	4Q 2021	FY 2021	1Q 2022	2Q 2022	3Q 2022
Oilfield Services & Equipment	$ 1,160	$ 294	$ 282	$ 252	$ 244	$ 1,072	$ 233	$ 221	$ 205	$ 215	$ 874	$ 222	$ 221	$ 204
Industrial & Energy Technology	219	53	51	57	55	216	52	53	52	52	208	51	49	45
Segment depreciation and amortization	1,379	347	333	309	300	1,288	285	273	257	267	1,082	272	270	249
Corporate	39	8	7	6	7	29	7	5	5	6	23	4	5	5
Total depreciation and amortization	$ 1,418	$ 355	$ 340	$ 315	$ 307	$ 1,317	$ 292	$ 278	$ 262	$ 273	$ 1,105	$ 277	$ 275	$ 254

EBITDA by Segment (non-GAAP)	FY 2019	1Q 2020	2Q 2020	3Q 2020	4Q 2020	FY 2020	1Q 2021	2Q 2021	3Q 2021	4Q 2021	FY 2021	1Q 2022	2Q 2022	3Q 2022
Oilfield Services & Equipment	$ 2,132	$ 492	$ 313	$ 364	$ 409	$ 1,578	$ 380	$ 420	$ 409	$ 495	$ 1,704	$ 434	$ 470	$ 528
Industrial & Energy Technology	1,281	216	241	293	464	1,214	283	297	356	449	1,385	291	285	327
Segment EBITDA (non-GAAP)	3,413	708	554	657	873	2,792	664	717	765	944	3,088	725	755	855
Corporate	(394)	(114)	(110)	(109)	(104)	(435)	(102)	(106)	(100)	(100)	(407)	(101)	(103)	(98)
Inventory impairment	—	(160)	(16)	(42)	(27)	(246)	—	—	—	—	—	—	(31)	—
Goodwill impairment	—	(14,773)	—	—	—	(14,773)	—	—	—	—	—	—	—	—
Restructuring, impairment and other	(342)	(1,325)	(103)	(209)	(229)	(1,866)	(80)	(125)	(14)	11	(209)	(61)	(362)	(230)
Separation related	(184)	(41)	(37)	(32)	(24)	(134)	(27)	(15)	(11)	(8)	(60)	(9)	(9)	(5)
EBITDA (non-GAAP)	$ 2,493	$ (15,705)	$ 288	$ 267	$ 489	$ (14,661)	$ 456	$ 472	$ 640	$ 847	$ 2,415	$ 555	$ 250	$ 523

Certain columns and rows in our tables may not sum up due to the use of rounded numbers.

3
Copyright 2022 Baker Hughes Company. All rights reserved.

Baker Hughes

Financial Supplement - Baker Hughes Holdings LLC *(unaudited)*

Exhibit 99.1

Table 5. Reconciliation of Operating Income (Loss) by Segment (GAAP) to EBITDA (non-GAAP) *(in millions)*

The Financial Supplement for BHH LLC is the same for all periods presented as compared to Baker Hughes, except for 1Q 2020 and FY 2020.

Operating Income (loss) by Segment (GAAP)	FY 2019	1Q 2020	2Q 2020	3Q 2020	4Q 2020	FY 2020	1Q 2021	2Q 2021	3Q 2021	4Q 2021	FY 2021	1Q 2022	2Q 2022	3Q 2022
Oilfield Services & Equipment	$ 972	$ 198	$ 31	$ 112	$ 165	$ 506	$ 147	$ 199	$ 204	$ 280	$ 830	$ 213	$ 249	$ 324
Industrial & Energy Technology	1,062	163	190	237	408	998	231	245	304	397	1,177	241	236	282
Segment operating income	2,035	361	221	349	573	1,504	379	444	508	676	2,006	453	485	606
Corporate	(433)	(122)	(117)	(115)	(111)	(464)	(109)	(111)	(105)	(106)	(429)	(105)	(108)	(103)
Inventory impairment	—	(160)	(16)	(42)	(27)	(246)	—	—	—	—	—	—	(31)	—
Goodwill impairment	—	(14,717)	—	—	—	(14,717)	—	—	—	—	—	—	—	—
Restructuring, impairment and other	(342)	(1,325)	(103)	(209)	(229)	(1,866)	(80)	(125)	(14)	11	(209)	(61)	(362)	(230)
Separation related	(184)	(41)	(37)	(32)	(24)	(134)	(27)	(15)	(11)	(8)	(60)	(9)	(9)	(5)
Operating income (loss)	$ 1,074	$ (16,003)	$ (52)	$ (49)	$ 182	$ (15,922)	$ 164	$ 194	$ 378	$ 574	$ 1,310	$ 279	$ (25)	$ 269
Add: Depreciation & Amortization														
Oilfield Services & Equipment	$ 1,160	$ 294	$ 282	$ 252	$ 244	$ 1,072	$ 233	$ 221	$ 205	$ 215	$ 874	$ 222	$ 221	$ 204
Industrial & Energy Technology	219	53	51	57	55	216	52	53	52	52	208	51	49	45
Segment depreciation and amortization	1,379	347	333	309	300	1,288	285	273	257	267	1,082	272	270	249
Corporate	39	8	7	6	7	29	7	5	5	6	23	4	5	5
Total depreciation and amortization	$ 1,418	$ 355	$ 340	$ 315	$ 307	$ 1,317	$ 292	$ 278	$ 262	$ 273	$ 1,105	$ 277	$ 275	$ 254
EBITDA by Segment (non-GAAP)														
Oilfield Services & Equipment	$ 2,132	$ 492	$ 313	$ 364	$ 409	$ 1,578	$ 380	$ 420	$ 409	$ 495	$ 1,704	$ 434	$ 470	$ 528
Industrial & Energy Technology	1,281	216	241	293	464	1,214	283	297	356	449	1,385	291	285	327
Segment EBITDA (non-GAAP)	3,413	708	554	657	873	2,792	664	717	765	944	3,088	725	755	855
Corporate	(394)	(114)	(110)	(109)	(104)	(435)	(102)	(106)	(100)	(100)	(407)	(101)	(103)	(98)
Inventory impairment	—	(160)	(16)	(42)	(27)	(246)	—	—	—	—	—	—	(31)	—
Goodwill impairment	—	(14,717)	—	—	—	(14,717)	—	—	—	—	—	—	—	—
Restructuring, impairment and other	(342)	(1,325)	(103)	(209)	(229)	(1,866)	(80)	(125)	(14)	11	(209)	(61)	(362)	(230)
Separation related	(184)	(41)	(37)	(32)	(24)	(134)	(27)	(15)	(11)	(8)	(60)	(9)	(9) $	(5)
EBITDA (non-GAAP)	$ 2,493	$ (15,649)	$ 288	$ 267	$ 489	$ (14,605)	$ 456	$ 472	$ 640	$ 847	$ 2,415	$ 555	$ 250	$ 523

Certain columns and rows in our tables may not sum up due to the use of rounded numbers.

4
Copyright 2022 Baker Hughes Company. All rights reserved.

Baker Hughes